UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2023

Flora Growth Corp.
(Exact Name of Registrant as Specified in Its Charter)

Province of Ontario	001-40397	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

3406 SW 26th Terrace, Suite C-1

Fort Lauderdale, Florida 33132

(Address of principal executive offices) (Zip Code)

(954) 842-4989

(Registrant’s Telephone Number, Including Area Code)

______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	FLGC	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On July 5, 2023, Flora Growth Corp., a corporation organized under the laws of the Province of Ontario (“Flora”) entered into a Share Purchase Agreement (the “Share Purchase Agreement”) with Lisan Farma Colombia LLC (“Lisan”), a Delaware limited liability company, to sell all of its shares in Flora Growth Corp Colombia S.A.S., Flora Lab S.A.S., Flora Med S.A.S., Cosechemos Ya S.A.S., Kasa Wholefoods Company S.A.S. (collectively the “Colombian Entities”) and other related Flora assets related to its Colombian operations for a purchase price of CAD $800,000 (the “Purchase Price”).

The principal assets underlying the sale relate to Flora’s Colombian operations and include:

•	The Company’s right to the existing lease for the 361-acre Cosechemos farm located in Giron, Colombia, including 249-licensed acres for high-THC and high-CBD cultivation, a processing facility, equipment, appurtenant structures and cannabis inventory;
•	Equipment, licenses and contracts relating to Flora Lab 2 located in Bogota, Colombia, which is designed to formulate over the counter (OTC) phytotherapeutics, cosmetics and nutraceuticals;
•	Equipment, licenses and certifications relating to Flora Lab 4 located in Bogota, Colombia, which is designed to produce custom cannabis formulations; and
•	All inventory and accounts receivable relating to Flora’s food and beverage business and Flora Labs.

Effective July 7, 2023, Flora and Lisan entered into Amendment No. 1 to the Share Purchase Agreement (“Amendment No. 1”) to, among other things, (i) clarify the subsidiaries subject to the sale, (ii) amend the proposed closing date of the transaction to July 12, 2023 (the “Closing Date”) and (iii) provide for closing mechanics and deliverables.

Flora expects to close the transaction on the Closing Date, whereby it will receive the Purchase Price and the applicable capital stock of the Colombian Entities will be transferred to Lisan. Pursuant to the terms of the Share Purchase Agreement, all assets underlying the proposed sale are expected to be transferred to Lisan on an “as is where is” basis no later than thirty days following the Closing Date.

The foregoing descriptions of the Share Purchase Agreement and Amendment No. 1 are only summaries and are qualified in their entirety by reference to the full text of the Share Purchase Agreement and Amendment No. 1, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated by reference in this Item 1.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Share Purchase Agreement, dated July 5, 2023, by and among Flora Growth Corp. and Lisan Farma Colombia LLC.
10.2	Amendment No. 1 to Share Purchase Agreement, effective July 7, 2023, by and between Flora Growth Corp. and Lisan Farma Colombia LLC.
104	Cover Page Interactive Data File

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FLORA GROWTH CORP.

Date: July 11, 2023	By:	/s/ Clifford Starke
	Name:	Clifford Starke
	Title:	Chief Executive Officer

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